                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust (N.A), as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1995 to April 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is assistant vice president and assistant controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.06 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1995 between the Company and First Trust National Association, as Trustee of FHA Title I Home Improvement Loan Trust 1995-B (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of May, 1995.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/ Phyllis A. Knight
                                  -----------------------------
                                  Phyllis A. Knight
                                  Assistant Vice President and
                                   Assistant Controller

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                                GREEN TREE TRUST
                                     1995-B
                                 MONTHLY REPORT
                                   April 1995

                                          Distribution Date:  5/15/95
                                          CUSIP#:  393505 FL1
                                          Trust Account:  3334061-0


A.  Collected Amount                                          $637,722.70

B.  Delinquent Payments Advanced/Recovered                       3,347.40

C.  Aggregate Repurchase Price for Contracts
    to be Repurchased                                                 .00

D.  Amount Available (A+B+C)                                   641,070.10

E.  Monthly Principal (8.15%)                                   79,196.23

    (1) Regular Principal Payments              $103,960.58
    (2) Principal Prepayments                    386,958.42
    (3) Delinquent Principal Advanced              7,288.39
    (4) Net Losses                                      .00
    (5) Contracts Repurchased due to Breach
        of Representations and Warranties
         (See attached)                                 .00
    (6) Bankruptcy Write-Down                           .00
    (7) Unpaid Principal from Prior Months              .00
    (8) Delinquent Payments Recovered             (5,257.70)

        Total Principal                                        492,949.69

G.  Monthly Servicing Fee (.75%)                                 7,288.00

H.  Advances Reimbursed
    (1) Prior Advances that have been recovered                 10,032.60
    (2) Uncollectible Advances                                        .00

I.  Guaranty Fee                                                61,636.18

J.  Shortfall ((E+F)-D)                                               .00

K.  Guaranty Payment (lesser of J or Guaranty Amount
    from prior month)                                                 .00

L.  Aggregate Certificate Principal Balance                 11,167,844.87

M.  New Guaranty Amount (lessor of (1) Guaranty
    Amount from prior month - K or (2)L)                     1,217,947.00

N.  Remaining Principal Balance                             11,167,844.87

O.  Pool Factor
    (1) Previous Month Pool Factor                              .95741404
    (2) Current Month Pool Factor                               .91694021

                             HOME IMPROVEMENT LOAN
                 CERTIFICATES FOR HOME IMPROVEMENT LOANS 8.15%
                                GREEN TREE TRUST
                                     1995-B
                                 MONTHLY REPORT
                                   April 1995

                                     Distribution Date:  5/15/95
                                     CUSIP#:  393505 FL1
                                     Trust Account:  3334061-0

P.  Aggregate Scheduled Balances and
    Number of Delinquent Contracts

    (a) 31-59 days                          42,479.04     6
    (b) 60-89 days                          16,622.08     2
    (c) 90 or more days                           .00     0

Q.  Liquidated Contracts                                             .00

R.  Number of Loans Remaining                                      1,953


Please contact the Bondholder Relations Department of First Trust National Association at (612) 244-0444 with any questions regarding this Statement or any Distribution.